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                                                                     Exhibit 1-A



                          DELMARVA POWER FINANCING I

                   _____% Trust Preferred Capital Securities
             (Liquidation Preference $25.00 per Preferred Security

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                                _______ __, 199_


To the Representative named in Schedule I hereto of the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

     The undersigned, Delmarva Power Financing I (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the state of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (S)(S) 3801 et seq.) and Delmarva Power & Light Company, a Delaware and Virginia
     -- ----
corporation (the "Company"), hereby confirm their agreement with each of the Underwriters hereinafter named as follows:

     The term "Underwriters" as used herein shall be deemed to mean the firm or corporation or the several firms or corporations named in Schedule II hereto and any underwriter substituted as provided in Section 3 and the term "Underwriter" shall be deemed to mean one of such Underwriters. If the firm or firms listed in
Schedule I hereto (the "Representative") are the same as the firm or firms listed in Schedule II hereto, then the terms "Underwriters" and "Representative", as used herein, shall each be deemed to refer to such firm or firms. The Representa tive represents that it has been authorized by the Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. If more than one firm is named in Schedule I hereto, any action under or in respect of this Agreement may be taken by such firms jointly as the Representative or by one of the firms acting on behalf of the Representative and such action will be binding upon all the Underwriters.

     1.  Description of Securities.  The Trust and the Company, as depositor of
         -------------------------
the Trust and as guarantor, propose,
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subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters the Trust Preferred Capital Securities specified above (each a "Security" and collectively the "Securities") representing undivided preferred beneficial interests in the assets of the Trust in the amount specified in
Schedule 1 hereto. The Securities are guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a Guarantee Agreement (the "Guarantee") between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"). The Trust is to invest the proceeds of the sale of the Securities and its Common Securities (liquidation amount $25 per common security) (the "Common Securities") in the amount specified in Schedule I in the Company's Junior Subordinated Debentures of the Series designated in Schedule I (the "Debentures") to be issued pursuant to an Indenture (the "Indenture") between the Company and Wilmington Trust Company, as trustee (the "Debenture Trustee").

          2.   Representations, Warranties and Agreements of the Company.  The
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Company represents and warrants to, and agrees with, the several Underwriters that:

          (a) A registration statement (identified in Schedule I hereto), including a preliminary prospectus, together with amendments thereto, if any, with respect to the Securities, the Debentures and certain obligations of the Company under the Guarantee, the Indenture and the Agreement as to Expenses and Liabilities between the Company and the Trust (the "Expense Agreement") has been prepared by the Trust and the Company and filed with the Securities and Exchange Commission (the "Commission") in conformity with the rules, regulations and releases of the Commission (the "Rules and Regulations") under the Securities Act of 1933, as amended (the "Act"). Such registration statement has been declared effective by the Commission and the Trust Agreement, the Guarantee and the Indenture have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Copies of said registration statement, together with all amendments thereto, if any, including the exhibits filed therewith, have heretofore been delivered to the Representative, and copies of any amendments thereto, including the exhibits filed therewith, which shall be subsequently filed will be so delivered to the Repre sentative. As used in this Agreement, the term "Registration Statement" means said registration statement, including the exhibits, financial statements and all documents incorporated therein by reference, as amended to the date hereof, and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act and deemed by virtue

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     of Rule 430A under the Act to be part of the registration statement at the time it was declared effective. As used in the Agreement, the term "Prospectus" means the prospectus in the form included in the Registration Statement completed to reflect the terms of the offering, proposed to be filed on or about the date hereof with the Commission pursuant to Rule 424(b), including all documents incorporated in such prospectus by reference (the "Incorporated Documents"). In the event of any amendment to the Registration Statement after the date hereof, the term "Registration Statement" also shall mean such Registration Statement as so amended. In the event of any supplement to the Prospectus, after the date of the filing with the Commission of the Prospectus pursuant to Rule 424(b), the term "Prospectus" also shall mean such Prospectus as so amended or supplemented. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), deemed to be incor porated therein after the date hereof and prior to the termination of the offering of the Securities by the Underwriters.

          (b) No stop order suspending the effectiveness of the Registration Statement, nor any order preventing or suspending use of the Prospectus nor any order directed to the adequacy or accuracy of any Incorporated Document has been issued by the Commission, and no proceeding for any such purpose has been initiated or is pending or, to the knowledge of the Company, is contemplated by the Commission.

          (c) On the date of this Agreement and at all times subsequent hereto up to and at the Closing Date (as defined in Section 3), (i) the Registration Statement and the Prospectus do and will, contain all statements and infor mation which are required to be included therein by the Act and the Rules and Regulations and will conform, in all mate rial respects, to the requirements of the Act and the Rules and Regulations;
     (ii) the Registration Statement does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the

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     Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the preparation thereof. There are no contracts or documents of the Company or of any Subsidiary (as defined below) of the Company which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as required.

          (d) The Company has filed timely all reports and all definitive proxy and information statements required to be filed by the Company with the Commission pursuant to the Exchange Act and the rules and regulations of the Commission thereunder. Each of the Incorporated Documents, when it and any amendment thereto was filed with the Commission, complied as to form in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any Incorporated Document and any amendment thereto, when filed with the Commission will comply as to form in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and none of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Act with the power and authority (trust and other) to own property and conduct its business as described in the Registration Statement and Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the trust agreement (as amended and restated from time to time, the "Trust Agreement") between the Company and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware and Virginia, with all corporate authority,

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     including franchises, necessary to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus; the Company is duly qualified to do business as a foreign corporation in good standing in Maryland, New Jersey, Ohio and Pennsyl vania, being all of the jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification, with all corporate authority, including franchises necessary to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus. The Company has no direct subsidiaries other than Delmarva Energy Company, Delmarva Industries, Inc., Delmarva Capital Investments, Inc. and Delmarva Services Company (the "Subsidiaries"), all of the stock of each of which is owned by the Company, free and clear of any lien, pledge or other encumbrance except for those matters satisfactory to the Underwriters discussed in the opinion of Dale G. Stoodley, General Counsel for the Company, delivered pursuant to Section 5(d) hereof. Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business as a foreign corporation and is in good standing under the laws of any jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, with all corporate and other authority and franchises necessary to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus.

          (g) The performance of this Agreement and the consummation of the transactions contemplated by this Agreement and described in the Prospectus and the fulfillment of the terms hereof will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Trust, the Company or any of the Subsidiaries is a party or by which any of them is bound or to which any of their property is subject, or the Trust Agreement or the Company's Restated Certificate and Articles of Incorporation, as amended, or By-Laws, as amended, or any order, rule or regulation of any court or other governmental body applicable to the Trust, the Company or any of the Sub sidiaries or any of their property.

          (h) The Company has full power and lawful authority to authorize, issue and sell or exchange the Debentures and to enter into the Indenture, the Guarantee and the Expense Agreement as described in the Prospectus; has taken all corporate action necessary therefor; and has obtained every

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     consent, approval, authorization or other order of any regulatory body which is required therefor, except as may be required under state securities laws; and such consents, approvals, authorizations or other orders are not subject to appeal.

          (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in or contemplated by the Registration Statement and the Prospectus: (1) neither the Company and the Subsidiaries taken as a whole nor the Trust have incurred any material liabilities or obligations, direct or contingent, or have entered into any material transaction, not in the ordinary course of business; (2) there has not been any material change in the capital stock or long-term debt of the Company and the Subsidiaries taken as a whole or any material adverse change, or development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, net worth or results of operations of the Trust or the Company and the Subsidiaries taken as a whole; (3) no material loss or damage (whether or not insured) to the property of the Company and the Subsidiaries taken as a whole has been sustained; and (4) no legal or governmental proceeding, domestic or foreign, materially affecting the Trust, the Company and the Subsidiaries taken as a whole, or the transactions contemplated by this Agreement and described in the Prospectus, has been instituted or, to the knowledge of the Trust or the Company, threatened.

          (j) The financial statements set forth in or incorporated by reference into the Registration Statement and the Prospectus fairly present the consolidated financial condition of the Company and the Subsidiaries and the results of their operations as of the dates and for the periods therein specified; and said financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles which have been consistently applied throughout the periods involved.

          (k) Coopers & Lybrand L.L.P., which has reported on certain financial statements filed with the Commission and incorporated by reference into the Registration Statement and the Prospectus, are independent certified public accountants as required by the Act and the Rules and Regulations.

          (l) Except as set forth in or contemplated by the Registration Statement and the Prospectus, there is not pending any action, suit or other proceeding to which the

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     Trust, the Company or any of the Subsidiaries is a party or of which any property of any of them is the subject, before or by any court or other governmental body, which might result in any material adverse change in the condition, business or prospects of the Trust or the Company and the Subsidiaries taken as a whole, or might materially adversely affect the properties or assets of the Trust or the Company and the Subsidiaries taken as a whole; and no such action, suit or proceeding is known by the Trust or the Company to be threatened or contemplated.

          (m) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Registration Statement and the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights.

          (n) The Common Securities have been duly and validly authorized by the Trust, and, when issued and delivered to the Company by the Trust against payment therefor as provided in the Prospectus, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Registration Statement and Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; on the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company, free and clear of all liens, encumbrances, equities or claims; and the Common Securities and the Securities are the only interests authorized to be issued by the Trust;

          (o) Neither the Trust nor the Company is or, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

          (p) The Company and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective

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     businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals are disclosed in the financial statements set forth in or incorporated by reference into the Registration Statement and Prospectus or would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

          (q) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that, other than as disclosed in the financial statements set forth in or incorporated by reference into the Registration Statement and Prospectus, such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

          (r) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          3.   Sale, Purchase, and Delivery of Securities; Substitution of
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Underwriters.  On the basis of the repre sentations, warranties and agreements
- ------------
herein contained, and subject to the terms and conditions herein set forth, the Trust and the Company agree that the Trust will sell to each of the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, the respective principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto at the purchase price set forth in Schedule I hereto.

          As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds from the sale of the Securities will be used by the Trust to purchase the Debentures, the Company on the Closing Date will pay by wire transfer of immediately available funds to the

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Representative, for the accounts of the several Underwriters, an amount equal to
$_________ per Security for the Securities to be delivered by the Trust hereunder on the Closing Date.

          Payment for and delivery of the Securities (the "Closing") shall be made at the place, time and date specified in Schedule I hereto or at such other time and date as the Representative, the Trust and the Company may agree in writing, such time and date for payment being herein referred to as the "Closing Date". The Securities to be purchased by each Underwriter hereunder will be represented by one global Security in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Securities to the Representative, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds to an account or accounts designated in writing by the Trust, by causing DTC to credit the Securities to the account of the Representative at DTC. The Trust will cause the certificates representing the Securities to be made available to the Representative for checking at least twenty-four hours prior to the Closing Date. Time shall be of the essence, and delivery at the time determined as set forth above is a further condition of the obligation of each Underwriter, the Trust and the Company.

          It is understood that the several Underwriters propose to offer the Securities for sale as set forth in the Prospectus.

          In the event of default by one or more Underwriters in respect of their obligations under this Agreement to take up and pay for the Securities pursuant to this Section, and if the aggregate of such defaults shall not exceed 10% of the Securities, the remaining Underwriters shall be obligated sev erally (in proportion to their respective commitments hereunder or in such other proportion as may be agreed upon by the Representative) to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall for any reason permitted under this Agreement cancel their obligations to take up and pay for the Securities pursuant to this Section, or in the event of a default by one or more Underwriters in respect of their obligations under this Agreement to take up and pay for the Securities pursuant to this Section, and if the aggregate of such cancellations or defaults shall exceed 10% of the aggregate principal amount of the Securities, the remaining Underwriters shall have the right to take up and pay for (in such proportion as may be agreed upon by the Representative) the Securities, which the canceling or defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the aggregate

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principal amount of the Securities which the canceling or defaulting Underwriter or Underwriters failed to purchase, the time for delivery of the Securities shall be extended for twenty-four hours, and the several Underwriters shall have the privilege of substituting within such twenty-four hours another underwriter or underwriters satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid, prior to the termination of such extended time for delivery, the time for delivery of the Securities shall be extended for a further twenty-four hours, during which the Trust and the Company shall have the privilege of finding another underwriter or underwriters, satisfactory to the Representative, to purchase the aggregate principal amount of the Securities which the canceling or defaulting Underwriter or Underwriters failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriters to take up the Securities of the canceling or defaulting Underwriter or Underwriters as provided in this Section,
(i) the Representative or the Company shall have the right to postpone the time of delivery of the Securities, for a period of not more than five full business days, in order to effect whatever changes that such arrangements may make necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Trust and the Company agree promptly to file any amendment to the Registration Statement or any supplement to the Prospectus which such arrangements may make necessary, and (ii) the Securities to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their respective underwriting obligations for all purposes of this Agreement.

          If, in the event of a default by one or more Underwriters, the remaining Underwriters shall not take up and pay for all of the Securities agreed to be purchased by the defaulting Underwriters or substitute another underwriter or underwriters as aforesaid and the Trust and the Company shall not find another underwriter or underwriters for such Securities, as aforesaid, then this Agreement may be terminated by the Trust and the Company by giving prompt notice to the remaining Underwriters.

          If the Trust and the Company shall not so elect to terminate this Agreement, they shall have the right to require such remaining Underwriters, irrespective of the default as aforesaid, to purchase the aggregate principal amount of the Securities which they have agreed to purchase hereunder. In such event the Trust and the Company shall, within twenty-four hours after such second twenty-four hour period, give notice thereof in writing or by facsimile transmission to such remaining Underwriters and thereupon the time for delivery of the Securities may be postponed for a period of not more than five full business

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days in order to effect whatever changes may thereby be made necessary in the
Registration Statement or the Prospectus, or in any other documents or arrangements, and the Trust and the Company agree promptly to file any amendment to the Registration Statement or any supplement to the Prospectus which may thereby be made necessary. In the absence of such notice from the Trust and the Company, this Agreement shall terminate without further action on the part of the Trust, the Company or the Underwriters.

          In the event of any such termination, the Trust and the Company shall not be under any liability to any Underwriter (except to the extent provided in Sections 4(e) and 7 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed to purchase Securities otherwise than for some reason permitted under this Agreement) be under any liability to the Trust and the Company (except to the extent provided in Section 7 hereof).

          Any action taken by the non-defaulting Underwriters or by the Trust or the Company under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          4.   Covenants of the Company.  The Trust and the Company, jointly and
               ------------------------
severally, further covenant and agree with the several Underwriters that:

          (a) The Trust and the Company shall comply with the provisions of, and make all requisite filings with the Commission pursuant to, Rule 424(b) and notify the Representative promptly of all such filings. Neither the Trust nor the Company will at any time file any amendment to the Registration Statement or supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative or Reid & Priest LLP, counsel for the several Underwriters, shall have reasonably and promptly objected in writing or which is not in compliance with the Act or the Rules and Regulations. The Trust and the Company will prepare and file with the Commission, promptly upon the Representative's request, any amendment to the Registration Statement or supplement to the Prospectus which, in the opinion of counsel for the several Underwriters and counsel for the Company, may be necessary or advisable in connection with the offering of the Securities by the Underwriters. The Company will file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to the Exchange Act and the rules and regulations of the Commission thereunder subsequent to the date hereof and for so long as the

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     delivery of a prospectus is required in connection with the offering or sale of the Securities.

          (b) The Trust and the Company will notify the Representative promptly and confirm in writing (i) the issu ance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus or any order directed to the adequacy or accuracy of any Incorporated Document or of the initiation of any proceedings for any such purpose and (ii) the receipt of any comments from the Commission in respect of the Registration Statement or the Prospectus, or requesting additional information or the amendment or sup plementation of the Registration Statement or the Prospectus. If the Commission shall issue a stop order or any order preventing or suspending the use of the Prospectus or any order directed to the adequacy or accuracy of any Incorporated Document at any time, or shall initiate any proceedings for any such purpose, the Trust and the Company will make every reasonable effort to prevent the issuance of such order and, if issued, to obtain the lifting thereof.

          (c) Within the time during which a prospectus relating to the Securities is required to be delivered under the Act, the Company will comply so far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof; and if during such period any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations or to file under the Exchange Act or the rules and regulations of the Commission thereunder any document incorporated by reference into the Prospectus in order to comply with the Act, the Rules and Regulations, the Exchange Act or the rules and regulations of the Commission thereunder, the Trust and the Company will promptly notify the Representative and will amend or supplement the Prospectus or file such document (in form satisfactory to counsel for the Underwriters and counsel for the Trust and the Company and at the expense of the Company) so as to correct such statement or omission or effect such compliance.

          (d) The Trust and the Company will cooperate with the Underwriters in qualifying and registering the Securities

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     for sale under the securities laws and legal investment laws of such jurisdictions as the Representative may designate, and in continuing such qualifications in effect so long as required for the distribution of the Securities; provided, however, that neither the Trust nor the Company shall be obligated to file any general consent to service of process or to submit to any requirements which it deems unduly burdensome. The Trust and the Company will advise the Representative promptly of any order or communication of any public authority addressed to it suspending or threatening to suspend qualification of the Securities for sale in any jurisdiction.

          (e) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay, or reimburse the Underwriters on demand for, all reasonable costs and expenses incident to the performance of the Company's obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery by the Trust, all expenses incident to listing the Securities on any stock exchange, any necessary stamp taxes in connection with the foregoing, the reasonable fees and expenses of the Company's counsel and accountants and Special Counsel to the Company and the Trust, the costs and expenses incident to the preparation and filing under the Act of the Registration Statement (including all exhibits and amendments thereto), the Prospectus and this Agreement, all fees and disbursements (including reasonable fees and disbursements of counsel) incurred by the Trust, the Company or the Underwriters in connection with the qualification of the Securities for sale under state securities laws and the preparation of Blue Sky Memoranda and Legal Investment Surveys, the cost of furnishing to the Underwriters copies of Blue Sky Memoranda and Legal Investment Surveys, the Registration Statement and the Prospectus, and each amended or supplemented Registration Statement or Prospectus and each Prospectus prepared to permit compliance with Section 10(a)(3) of the Act and the cost of preparing copies of this Agreement, the Trust Agreement, the Indenture, the Guarantee and the Expense Agreement, any fees charged by securities ratings services for rating the Securities, the cost and charges of any transfer agent or registrar, the cost and charges of qualifying the Securities with DTC, the fees and expenses of the Trustees, the Debenture Trustee and the Guarantee Trustee and any agent thereof and the fees and disbursements of their counsel. The Company shall not, however, be required to pay for any of the Representative's expenses or those of any of the other Underwriters, other than as hereinabove set forth and the costs of preparing copies of the legal opinion referred to in subparagraph (f) of Section 5 hereof, the Underwriters' Questionnaires and the Agreement Among Underwriters; provided, however, that, if this Agreement shall not be consummated because it is (i) terminated by the Representative pursuant to
     Section 5 or Section 6 hereof, (ii) terminated pursuant to Section 3 hereof, or (iii) terminated by reason of any failure, refusal or inability on the part of the Trust or the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability be due to the default or omission of the Underwriters, then and in any such case, the Company shall reimburse the several Underwriters (but not defaulting Underwriters in the event of termination pursuant to Section 3 hereof) for all out-of-pocket expenses (including reasonable fees and disbursements of counsel for the several Underwriters) reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder, but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits or commissions from the sale by them of the Securities.

          (f) The Trust will apply the proceeds from the sale of the Securities, and the Company will apply the proceeds from the sale of the Debentures, in each case substantially as set forth under the caption "Use of Proceeds" in the Prospectus.

          (g) The Trust and the Company will deliver to the Representative, as promptly as practicable, a signed copy of the Registration Statement and all amendments thereto including all exhibits filed therewith and signed consents, certificates and opinions of accountants and of any other persons named in the Registration Statement as having prepared, certified or reviewed any part thereof, and will deliver to the Representative such number of unsigned copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Representative may reasonably request. The Trust and the Company will deliver to or upon the order of the Representative, from time to time, as many copies of the Prospectus (excluding Incorporated Documents) as the Representative may reasonably request.

          (h) The Company will make generally available to its security holders and deliver to the Representative as soon as it is practicable to do so, an earnings statement (which need not be audited) covering a period of at least twelve months beginning not later than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement (as defined in Rule 158 under the Act), which shall satisfy the requirements of Section 11(a) of the Act.

          (i) For a period of five years from the Closing Date, the Company will deliver to the Representative and, upon request, to each of the other Underwriters (i) as soon as available, a copy of each report of the Company mailed to security holders or filed with the Commission and (ii) from time to time such other information concerning the Company as the Representative shall reasonably request. If at any time, the Company shall have a majority-owned subsidiary or subsidiaries which is or are "significant" within the meaning of Regulation S-X of the Commission, the financial statements contained in the documents referred to in (i) shall be furnished in consolidated form, if such consolidation is required under such Regulation S-X, for the Company and such subsidiary or subsidiaries.

          (j) During the period beginning on the date hereof and continuing through the Closing Date, neither the Trust nor the Company will offer, sell or otherwise alienate, without the Representative's prior consent, any other Securities of the Trust or the Company as the case may be, that are substantially similar to the Securities (including any guarantee of such Securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive, any such substantially similar securities of either the Trust or the Company.

          (k) The Trust and the Company will use best efforts to effect the listing of the Securities on the New York Stock Exchange; if the Securities are exchanged for Debentures, the Company will use its best efforts to effect the listing of the Debentures on the exchange on which the Securities were then listed.

          5.   Conditions of Underwriters' Obligations.  The obligations of the
               ---------------------------------------
several Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to the accuracy, as of the date hereof and as of the Closing Date (as if made on such Date), of the representations and warranties of the Trust and Company herein, to the accuracy of statements of the Trustees and Company officers made in certificates delivered pursuant to the provisions hereof, to the performance by the Trust and the Company of their obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement, or order preventing or suspending the use of the Prospectus, shall have been issued; no order of the Commission directed to the adequacy or accuracy of any Incorporated Document shall be in effect; and no proceedings for any such purpose shall have been instituted or be pending or, to the knowledge of the Trust, the Company or the Representative, shall be contemplated or threatened by the Commission; any request of the Commission for addi tional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Reid & Priest LLP, counsel for the several Underwriters; no amend ment to the Registration Statement or Prospectus shall have been filed hereafter to which the Representative or Reid & Priest LLP, counsel for the several Underwriters, shall have reasonably and promptly objected in writing after having received reasonable notice and a copy thereof; there shall be in full force and effect on the date of this Agreement appropriate orders of The Public Service Commission of Delaware and the State Corporation Commission of Virginia permitting the transactions contemplated by this Agreement and described in the Prospectus substantially in accordance with the terms and conditions set forth herein and therein; such orders shall contain no condition inconsistent with the provisions hereof or unacceptable to the Representative and shall be issued under circumstances that in the Representative's reasonable judgment are appropriate for the protection of the Underwriters; and on or prior to the Closing Date, neither of said orders shall have been rescinded, modified or stayed, or the right of the Company to operate thereunder restrained, or be subject to any litigation or proceeding pending, or to the knowledge of the Representative, the Trust or the Company, threatened; there shall not have occurred any decrease in the ratings of any of the securities of the Company or of the Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act Regulations) and such organization shall not have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the securities of the Company or of the Securities.

          (b) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in or contemplated by the Prospectus, there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company and the Subsidiaries taken as a whole, or any adverse change or any development involving a prospective adverse change in the condition, financial or otherwise, or in the earnings, business, net worth or results of operations of the Trust or the Company and the Subsidiaries taken as a whole, all or any of which, in the

     Representative's reasonable judgment, materially impairs the investment quality of the Securities; and no Underwriter shall have disclosed in writing to the Company on or prior to the Closing Date that the Registration Statement or Prospectus contained an untrue statement of fact which, in the opinion of Reid & Priest LLP, counsel for the Under writers, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) The authorization and issuance of the Securities, the Guarantee, the Debentures, the Registration Statement, the Prospectus and all corporate proceedings and other legal matters incident thereto shall be satisfactory in all material respects to Reid & Priest LLP, and the Trust and the Company shall have furnished to Reid & Priest LLP such documents as they reasonably may request to enable them to be satisfied with respect to the matters referred to in this subparagraph and to furnish to the Representative an opinion, dated as of the Closing Date, as required by subparagraph (f) of this Section 5.

          (d) On the Closing Date, the Representative shall have received the favorable opinion of Dale G. Stoodley, General Counsel for the Company, dated as of such date, satisfactory in form, scope and substance to the Representative and to counsel for the Underwriters to the effect that:

               (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware and Virginia, with all corporate power and other authority necessary to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to issue and sell or exchange the Debentures; and each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction and is duly qualified to do business as a foreign corporation and is in good standing under the laws of any jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification, with all corporate and other authority and franchises necessary to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus.

              (ii) the Company is duly qualified as a foreign corporation in good standing in Maryland, New Jersey, Ohio, Pennsylvania and West Virginia, being all of the jurisdictions in which the conduct of its business or its ownership or leasing of properties requires such qualification; and the Company owns all of the stock of the Subsidiaries, free and clear of any lien, pledge or other encumbrance;

             (iii) except as otherwise set forth in the Prospectus, and except with respect to the location of certain poles, wires and other facilities within public highways or over or under public or navigable waters (the status of which does not in any case threaten to affect materially the Company's ability to conduct its present business), the Company has such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, approvals, authorizations and/or orders of governmental bodies, political subdivisions or regulatory authorities, free from materially burdensome restrictions, as are necessary for the acquisition, construction and ownership of the properties owned or leased by it and the maintenance and operation of the properties operated by it and the conduct of the business carried on by it as described in the Registration Statement and the Prospectus, and, to the best of the knowledge of such counsel, the Company is not in default or violation of any of such franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, approvals, authorizations and/or orders of governmental bodies, political subdivisions or regulatory authorities, to the extent that would materially affect the conduct of such business, and the Company is not, to any material extent, in violation of any applicable Federal, state or other laws and regulations;

             (iv) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust is duly qualified for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust.

             (v) the Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with, and pay taxes or governmental charges arising from, transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement. The issuance of the Securities is not subject to preemptive or other similar rights.

              (vi) the Securities conform as to legal matters to the description thereof and the statements con cerning them contained in the Registration Statement and the Prospectus, and the summary of certain terms and provisions thereof appearing in the Registration Statement and the Prospectus fairly presents the information called for by the Act and the Rules and Regulations;

             (vii) all of the Common Securities have been duly authorized by the Trust Agreement and are owned by the Company, free and clear of all liens, encumbrances, equities or claims; the Common Securities conform as to legal matters to the description thereof in the Registration Statement and the Prospectus; and the Trust is not a party to or otherwise bound by any agreement other than this Agreement, the Trust Agreement and the agreements contemplated by the Prospectus.

            (viii) the Delaware Public Service Commission and the Virginia State Corporation Commission have issued orders (to be identified by date and docket number) authorizing the issuance and sale or exchange of the Debentures, authorizing the Guarantee and authorizing generally the transactions described in the Prospectus relating to the issuance and sale by the Trust of the Securities (including permitting the Company to enter into this Agreement and perform its obligations hereunder). Neither of such orders contains any condition inconsistent with the provisions hereof nor, to the best knowledge of such counsel, has either of such orders been rescinded, modified or stayed, and no further action is required to be taken by, and no further authorization, consent or approval is required to be obtained from, any governmental authority having jurisdiction in connection with the authorization, issuance and sale or exchange of the Debentures (other than in connection with state securities or blue sky laws as to which counsel need express no opinion);

              (ix) the statements in the Prospectus that are stated therein to have been made on the authority of such counsel as an expert have been reviewed by such counsel and, as to matters of law and legal conclusions, are correct and fairly present the information required to be shown;

               (x) such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus, incorporated by reference into the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that are not described, incorporated by reference or filed as required;

              (xi) the performance of this Agreement and the consummation of the transactions contemplated by this Agreement and described in the Prospectus and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Restated Certificate and Articles of Incorporation, as amended, or By-Laws, as amended, of the Company, or any indenture, mortgage, deed of trust, note or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them is bound or to which any of their property is subject, or any order, rule or regulation known to such counsel applicable to the Company or any of the Subsidiaries of any court or other governmental body;

             (xii) this Agreement has been duly authorized, executed and delivered by the Company and is valid and binding on the Company, except that rights to indemnity hereunder may be limited under securities laws;

            (xiii) the issuance and delivery of the Debentures have been duly authorized, and the Debentures have been duly executed, authenticated, issued and delivered in accordance with the Indenture, and the Debentures constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding at law or in equity). The Indenture has been duly authorized, executed and delivered and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding at law or in equity). The Indenture has been duly qualified under the 1939 Act. The Debentures and the Indenture conform as to legal matters to the descriptions thereof in the Registration Statement and the Prospectus;

             (xiv) the Guarantee has been duly authorized, executed and delivered and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding at law or in equity). The Guarantee has been duly qualified under the 1939 Act. The Guarantee conforms as to legal matters to the descriptions thereof in the Registration Statement and the Prospectus;

              (xv) the Trust Agreement has been duly authorized, executed and delivered and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding at law or in equity). Such counsel need not express any opinion on whether the right of holders of Securities or Common Securities to institute a legal proceeding directly against any person to enforce any right of the Property Trustee is consistent with or permitted by Section 3816 of the Delaware Act relating to derivative securities. The Trust Agreement has been duly qualified under the 1939 Act. The Trust Agreement conforms as to legal matters to the description thereof in the Registration Statement and the Prospectus;

             (xvi) neither the Trust nor the Company is and, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act;

            (xvii) the Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no stop order with respect thereto has been issued, no order directed to the adequacy or accuracy of any Incorporated Document has been issued by the Commission and no proceeding for any such purpose has been initiated or is pending or, to the best knowledge of such counsel, contem-plated by the Commission; at the time the Registration Statement became effective, the Registration Statement, and at the time the Prospectus was first filed with the Commission pursuant to Rule 424(b), the Prospectus, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations, and the Incorporated Documents, when filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that
     (i) the Registration Statement at the time the Registration Statement became effective, and at the Closing Date, con tained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus, at the time the Prospectus was filed with the Commission pursuant to Rule 424(b) and at the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the Statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion as to the financial statements and other financial data included therein; and

           (xviii) the Securities have been listed, upon official notice of issuance, on the New York Stock Exchange.

          The foregoing opinion may be limited to the laws of the State of Delaware and federal securities laws. In rendering his opinion, such counsel may rely, as to matters of Delaware law relating to the Trust, the Preferred Securities and the Trust Agreement, upon the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, which shall be delivered in accordance with Section 5(3) hereof, and as to matters of New York law relating to the Debentures and the Indenture, upon the opinion of Reid & Priest LLP, which shall be delivered in accordance with Section 5(f) hereof.

          (e) On the Closing Date, the Representative shall have received the favorable opinion of Richards, Layton & Finger P.A., special Delaware counsel to the Trust and the Company, dated as of such date, satisfactory in form, scope and substance to the Representative and to counsel for the Underwriters to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

               (ii) Under the Delaware Act and the Trust Agreement, the Trust has the trust power and authority to own property and conduct its business, all as described in the Registration Statement and the Prospectus;

               (iii) The Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to (a) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization and other similar laws relating to or affecting the remedies and rights of creditors, (b) general principles of equity, including applicable laws relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) and
     (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (iv) Under the Delaware Act and the Trust Agreement, the Trust has the trust power and authority (a) to execute and deliver, and to perform its obligations under, this Agreement and (b) to issue and perform its obligations under the Securities;

               (v) Under the Delaware Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

               (vi) Under the Delaware Act, the certificate attached to the Trust Agreement as Exhibit D is an appropriate form of certificate to evidence ownership of the Securities; the Securities have been duly authorized by the Trust and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement;

               (vii) Under the Delaware Act and the Trust Agreement, the issuance of the Securities is not subject to preemptive rights;

               (viii) The issuance and sale by the Trust of the Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder do not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

               (ix) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Securities; and

               (x) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust or partnership for federal income tax purposes, the Securityholders (other than those Securityholders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware (in rendering the opinion expressed in this paragraph (e), such counsel need express no opinion concerning the securities laws of the State of Delaware);

          (f) On the Closing Date, the Representative shall have received the favorable opinion of Reid & Priest LLP, counsel for the several Underwriters, dated as of such date, satisfactory in form, scope and substance to the

     Representative with respect to the sufficiency of all corporate proceedings and other legal matters relating to the Securities, the form of the Registration Statement and the Prospectus, and as to the execution and authorization of this Agreement and the transactions contemplated hereby as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters. In rendering such opinion, Reid & Priest LLP may rely as to certain matters of Delaware law relating to the Trust, the Securities and the Trust Agreement upon the opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Trust and the Company, which shall be delivered in accordance with
     Section 5(e) hereto, and as to matters governed by Delaware, Maryland, New Jersey, Ohio, Pennsylvania, Virginia and West Virginia law upon the opinion of Dale G. Stoodley, General Counsel for the Company, who may in turn rely upon the opinions of other counsel as to certain legal conclusions affected by the laws of Maryland, New Jersey, Ohio, Pennsylvania, Virginia and West Virginia.

          (g) On the Closing Date, the Representative shall have received the letter of Coopers & Lybrand L.L.P., dated as of such date, to the effect set forth in Schedule III annexed hereto and with respect to such other matters as to which the Representative shall have inquired.

          (h) On the Closing Date, the Representative shall have received certificates, dated as of such date, of the President or a Vice President or the principal accounting officer of the Company and a Trustee, on behalf of the Trust, respectively, to the effect that, to the best of his or her knowledge based on a reasonable investigation:

               (i) the representations and warranties of the Trust or the Company, as the case may be, in this Agreement are true and correct, as though made on and as of the Closing Date, and the Trust or the Company, as the case may be, has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust or the Company, as the case may be, on or prior to the Closing Date; and

               (ii) he or she has examined the Registration Statement and the Prospectus, and, in his or her opinion, the Registration Statement, when it became effective and at all times subsequent thereto up to and including the Closing Date, did not and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, when the Prospectus Supplement was filed with the Commission and at all times subsequent thereto up to and including the Closing Date, did not and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended Registration Statement or a supplemented Prospectus which had not been so set forth.

          All the opinions, letters, certificates and documents mentioned above or elsewhere in this Agreement will be in compliance with the provisions hereof only if they are reasonably satisfactory to Reid & Priest LLP. The Company will furnish the Representative with such conformed copies of such opinions, letters, certificates and documents as the Representative may reasonably request.

          If any condition to the Underwriters' obligations hereunder to be satisfied on or prior to the Closing Date is not so satisfied, the Representative may terminate this Agreement without liability on the part of any Underwriter or the Company, except for the expenses to be paid or reimbursed by the Company pursuant to Section 4(e) and except for any liability under Section 7 hereof.

          6.   Termination of Agreement.  (a)  The Representative, by notice to
               ------------------------
the Company, may terminate this Agreement, at any time after the date of this Agreement and on or prior to the Closing Date, if during such period (i) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by the New York Stock Exchange or the American Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, or trading of the Company's securities on any exchange or in any over-the-counter market shall have been suspended, or (ii) a banking moratorium shall have been declared by Federal or New York authorities, or (iii) an outbreak of hostilities or an escalation thereof, a declaration of war by Congress, another substantial calamity or crisis or another event or occurrence of a similar character which, in the Representative's reasonable judgment, makes it impracticable or inadvisable to proceed with the completion of the sale of and payment for the Securities, or to enforce contracts for the sale of the Securities shall have occurred, or (iv) the Trust or the

Company shall have sustained a substantial loss by fire, flood, accident or other calamity which in the Representative's reasonable judgment renders it inadvisable to consummate the sale of the Securities to, and the delivery of the Securities by, the several Underwriters, regardless of whether or not such loss shall have been insured. This Agreement may also be terminated at any time prior to the Closing Date if, in the reasonable judgment of the Representative, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus renders it either inadvisable to proceed with such offering or inadvisable to proceed with the delivery of the Securities to be purchased hereunder.

          (b) In the event of the termination pursuant to this Section, the Company shall not be under any liability to any Underwriter, except for the expenses to be paid by it pursuant to the provisions of Section 4(e) and except for any liability under Section 7, nor shall any Underwriter be under any liability to the Company, except for any liability under Section 7.

          (c) If the Representative elects to terminate this Agreement as provided in this Section, the Company shall be notified promptly by the Representative by telephone, confirmed in writing.

          7.   Indemnification.  (a)  The Trust and the Company, jointly and
               ---------------
severally, will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with in vestigation or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Trust nor the Company will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, or the Pro-spectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Trust or the Company may otherwise have.

          (b) Each Underwriter will indemnify and hold harmless the Trust and the Company, each of their directors, each of their officers who has signed the Registration Statement, and each person, if any, who controls the Trust or the Company within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Trust or the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or allegedly untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Trust or the Company by such Underwriter specifically for use in the preparation thereof; and will reimburse the Trust and the Company for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, (except in the circumstances set forth in clause (i) and (ii) of this sentence) to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless, (i) the employment of additional counsel has been authorized in writing by the indemnifying party in connection with defending such action, or (ii) representation of both the indemnifying party and the indemnified party by the same counsel is inappropriate by applicable standards of professional conduct for attorneys in the jurisdiction where suit is instituted due to actual or potential conflicting interests between them (it being understood that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to local counsel) representing the indemnified parties in such action). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) No indemnity by the Trust or the Company hereunder shall apply in respect of (i) any preliminary prospectus furnished to a person to whom any of the Securities are sold unless a copy of the Prospectus is furnished by an Underwriter or securities dealer to such person at or prior to the furnishing of the written confirmation of such sale or mailed to such person with such confirmation or (ii) any preliminary prospectus or Prospectus used by an Underwriter or securities dealer after the same has been superseded by an amended or supplemented preliminary prospectus or Prospectus supplied by the Trust or the Company to the Representative for the use of the Underwriters and securities dealers. As used in this Section 9, the terms "preliminary prospectus" and "Prospectus" do not include any documents incorporated by reference thereto.

          (e) If the indemnification provided for in subparagraph (a) or (b) above should not be available to an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to therein, then the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and such indemnified party on the other from the offering of the Securities, and also the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust, the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust, the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Trust, the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) The parties hereto agree that it would not be just and equitable if contribution were to be determined by pro rata allocation (even if the Underwriters were to be treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subparagraph (c) above if the indemnifying party shall have assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (g) The Company agrees to indemnify and hold harmless the Trust from and against any and all losses, claims, damages and liabilities whatsoever, as due from the Trust under this Section.

          8.   Representations and Indemnities to Survive.  All representations
               ------------------------------------------
and warranties of the Trust and the Company contained herein and in the certificate or certificates delivered pursuant to Section 5(h) and the indemnity agreements contained in Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Trust and the Company or any officer, director or controlling person, and shall survive delivery of and payment for the

Securities and, in the case of the indemnity agreements contained in Section 7, any termination of this Agreement.

          9.   Notices.  All communications hereunder shall be in writing and if
               -------
sent to the Underwriters shall be mailed, delivered or transmitted by facsimile and confirmed to the Representative at the address set forth in Schedule I hereto, or if sent to the Trust or the Company shall be mailed, delivered or transmitted by facsimile and confirmed to it, c/o Senior Vice President, Treasurer and Chief Financial Officer, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899, facsimile no. (302) 429-3367. Any such address may be changed from time to time by notice as aforesaid.

          10.  Parties.  This Agreement shall inure to the benefit of and be
               -------
binding upon the several Underwriters, the Trust and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, their respective successors and assigns and said controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Securities through or from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

          11.  Underwriters Not Agents of the Company.  Nothing herein contained
               --------------------------------------
shall constitute the Underwriters, or any of them, agents or representatives of the Trust or the Company, or authorize them to act for or on behalf of the Trust or the Company in any capacity.

          12.  Controlling Law.  Although the place of performance of certain
               ---------------
obligations under this Agreement is stated to be outside of Delaware, it is the express intention of the parties hereto that this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to choice of laws principles.

          If the foregoing correctly sets forth the understanding among the Trust, the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Trust, the Company and the Underwriters severally.

                                        Very truly yours,


                                        DELMARVA POWER FINANCING I


                                        By______________________________
                                          Title:


                                        DELMARVA POWER & LIGHT COMPANY


                                        By______________________________
                                          Title:



   ACCEPTED as of the date first
   above written, as Underwriters
   and as Representatives of the
   other Underwriters named in
   Schedule II.

   [Insert name of Representative]

   By:

   By_____________________________
     Title:

                                  SCHEDULE I
                                  ----------



Underwriting Agreement dated _______ __, 199_

Registration Statement No. 333-________ and 333-________
Representatives and Address:



SECURITIES:

          DESIGNATION:  ___% Trust Preferred Capital Securities (Liquidation
                         preference $25.00 per Preferred Security)

          AMOUNT OF SECURITIES:  $

          AMOUNT OF COMMON SECURITIES:   $

          PURCHASE PRICE PER PREFERRED SECURITY:  $

          PUBLIC OFFERING PRICE PER PREFERRED SECURITY:  $

          CONCESSION PER PREFERRED SECURITY:  $

          REALLOWANCE PER PREFERRED SECURITY:  $

          CLOSING DATE, TIME AND LOCATION:

                                  SCHEDULE II
                                  -----------



        Underwriter                                       Number of Securities
        -----------                                       --------------------



                                                                  ____________
   Total.................................................
                                                                  ============

                                 SCHEDULE III
                                 ------------



          (i) They are independent public accountants with the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the consolidated financial statements of the Company and subsidiary companies ("Companies") examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder;

          (iii) On the basis of procedures performed specified by the American Institute of Public Accountants for a review of interim financial information as described in SAS No. 71 (but not an examination in accordance with generally accepted auditing standards) on the unaudited interim consolidated financial statements of the Company as set forth in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, if any, a reading of the latest available unaudited interim consolidated financial statements, if any, of the Company subsequent to the financial statements incorporated by reference in the Prospectus and the minutes of meetings of the Board of Directors and stockholders of the Company and inquiries of officers and other employees of the Company responsible for accounting matters and other specified procedures, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements incorporated by reference in the Prospectus, if any, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modifications should be made to such unaudited consolidated financial statements for them to be in conformity with generally accepted accounting principles; (B) the unaudited interim consolidated financial statements, if any, for periods subsequent to the financial statements incorporated by reference in the Prospectus are not fairly stated on a basis substantially consistent with that of the audited consolidated financial statements; (C) at a specified date not more than three days prior to the date of such letter, there was any change in the capital stock of the Companies or in their long-term debt, any increase in their short-term debt or any decrease in their consolidated net assets, in each case as compared with amounts shown in their most recent unaudited interim consolidated balance sheet incorporated by reference in the Prospectus; or (D) for the period from the date of the most recent audited or unaudited consolidated financial statements incorporated by reference in the Prospectus to a subsequent date not more than three days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, operating income, net income earnings applicable to common stock and earnings per average share of common stock of the Company; except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur or which (i) are described in such letter and (ii) as so described, are determined by the Representative in its discretion, not to be material; and

          (iv) They have compared the dollar amounts (or percentages derived from such dollar amounts), ratios and other financial information as agreed upon contained in (A) the Prospectus, (B) the Company's latest Annual Report on Form 10-K incorporated by reference into the Prospectus, and (C) the Company's latest Quarterly Report on Form 10-Q incorporated by reference into the Prospectus (in each case to the extent that such dollar amounts, percentages, ratios and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system, or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages, ratios and other financial information to be in agreement with such results except as otherwise specified in such letter.